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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): January 3, 2006

                         JONES LANG LASALLE INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

              Maryland                 001-13145              36-4150422
   (State or other jurisdiction       (Commission          (I.R.S. Employer
 of incorporation or organization     File Number)      Identification Number)

     200 East Randolph Drive Chicago, Illinois                 60601
     (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (312) 782-5800

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On January 3, 2006, Jones Lang LaSalle Capital Investments, Limited ("Acquisition Subsidiary"), a wholly owned subsidiary of Jones Lang LaSalle Incorporated (the "Company"), and assignee of all of the rights, duties and obligations of Spaulding & Slye Acquisition Corp., also a wholly-owned subsidiary of the Company, under that Membership Interest Purchase Agreement dated as of November 26, 2005 between Spaulding & Slye Acquisition Corp. and Spaulding and Slye Partners LLC, completed the acquisition of all of the outstanding membership interests of Spaulding and Slye LLC, a Delaware limited liability company engaged in providing a wide range of commercial real estate services worldwide, from Spaulding and Slye Partners LLC.

         The terms of the transaction and the consideration paid were the result of arm's length negotiations. The purchase price for the transaction is payable
(i) $150,000,000 (which was paid at closing), (ii) $20,000,000 on January 2, 2008, (iii) $15,000,000 on December 31, 2008, and (iv) an earn-out amount to be determined, which will be contingent on achieving certain aggregate target revenues for the period from January 1, 2006 through December 31, 2008, on or about March 31, 2008. The Company funded the initial $150,000,000 of the purchase price by borrowing under its existing revolving credit facility.

ITEM 7.01       REGULATION FD DISCLOSURE

         Additional information of the registrant is attached as Exhibits 99.1 (Press Release dated January 3, 2006) to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

         NOTE: The information in this Item (including the Exhibits) shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements of Business Acquired.

                The Company will file the required financial statements as soon as practicable, but in any case, not later than seventy-one calendar days after the date that this Current Report on Form 8-K with respect to the item reported under Item 2.01 above must be filed with the Securities and Exchange Commission.

         (b)    Pro Forma Financial Information.

                The Company will file the required pro forma financial information as soon as practicable, but in any case, not later than seventy-one calendar days after the date that this Current Report on Form 8-K with respect to the item reported under Item 2.01 above must be filed with the Securities and Exchange Commission.

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         (d)    Exhibits

         The following Exhibits are included with this Report:

         99.1 Press Release issued by Jones Lang LaSalle Incorporated on January 3, 2006

         The forward-looking statements contained in this report are based on current expectations, estimates, projections and assumptions made by management. While the Company's management believes the assumptions underlying its forward-looking statements are reasonable, such information is subject to uncertainties and may involve certain risks, many of which are difficult to predict and beyond management's control. As such, these statements are not guarantees of future performance, results or events. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2006                            JONES LANG LASALLE INCORPORATED


                                                 By:   /s/ Brian P. Hake
                                                       -------------------------
                                                 Name: Brian P. Hake
                                                 Its:  Executive Vice President
                                                       and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -------------------------------------------------------
99.1             Press Release issued by Jones Lang LaSalle Incorporated
                 on January 3, 2006

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